Exhibit 1.01

Conflict Minerals Report of Celestica Inc.

For the reporting period from January 1, 2018 to December 31, 2018

This Conflict Minerals Report (“CMR”) of Celestica Inc. (“Celestica” or the “Company”) has been prepared pursuant to Rule 13p-1 (“Rule 13p-1”) and Form SD promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period of January 1, 2018 to December 31, 2018.

Introduction

Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in such Rule are necessary to the functionality or production of those products.  The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (the “Conflict Minerals”).  The “Covered Countries” for the purposes of Rule 13p-1 are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Celestica is a multinational electronics manufacturing services (“EMS”) and supply chain solutions company headquartered in Toronto, Canada. The Company’s global network is comprised of approximately 30 sites in 15 countries in North America, Europe and Asia.  The Company manufactures, or contracts to manufacture, certain products for which Conflict Minerals are necessary to their functionality or production.

Celestica builds products for a wide variety of leading OEM (original equipment manufacturer) customers and other customers, to be marketed under the customers’ brands. Typically, the customer specifies all parts to be included in the product through an Approved Vendor List (“AVL”). As a result, Celestica does not control the selection of suppliers or materials sources unless specifically instructed to do so by its customers.

Scope of this CMR

In accordance with a transition exemption provided by the Securities and Exchange Commission, entities acquired by Celestica during the reporting period (each of Atrenne Integrated Solutions, Inc. and Impakt Holdings, LLC) are excluded from the scope of this CMR.

Description of the Company’s Products Covered by this CMR

This CMR relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2018.

These products, which are referred to in this CMR collectively as the “Covered Products,” consist of printed circuit board assemblies and complete system builds for the following end products: government certified and highly-specialized manufacturing, electronic and enclosure-related services for aerospace and defense-related customers; high-precision equipment and integrated subsystems used in the manufacturing of semiconductors and displays; a wide range of industrial automation, controls, test and measurement devices; advanced solutions for surgical instruments, diagnostic imaging and patient monitoring; efficiency products to help manage and monitor the energy and power industries; and routers, switches, servers and storage-related products to manage digital connectivity, commerce and social media applications.

The Company’s Reasonable Country of Origin Inquiry and Due Diligence Process

In accordance with Rule 13p-1, the Company has conducted in good faith a reasonable country of origin inquiry (“RCOI”) regarding the Conflict Minerals necessary to the functionality or production of the products it manufactures or contracts to manufacture.  This RCOI was reasonably designed to determine whether any of such Conflict Minerals originated in the Covered Countries and whether any of such Conflict Minerals may be from recycled or scrap sources.

Celestica engaged with its immediate (Tier 1) suppliers to collect information about the presence and sourcing of Conflict Minerals used in products and components supplied to the Company. For new Tier 1 suppliers that came on board in 2018, such engagement also included the provision of Celestica’s Conflict Minerals Policy to such suppliers, and education on Celestica’s position regarding Conflict Minerals sourcing practices and the requirements of Rule 13p-1.  Information was collected using the Conflict Minerals Reporting Template (“CMRT”), a standardized reporting template developed by the Responsible Minerals Initiative (“RMI”).

Supplier responses were evaluated for plausibility, consistency, and gaps both in terms of which products were stated to contain or not contain necessary Conflict Minerals, as well as their origin. Additional supplier contacts were conducted to address various issues, including implausible statements regarding no presence of Conflict Minerals, incomplete data on the CMRT, responses that did not identify smelters or refiners, responses which indicated a sourcing location without complete supporting information from the supply chain, and organizations that were identified as smelter or refiners (“SORs”), but not verified as such through further analysis and research.

In addition to the RCOI, the Company also exercised due diligence on the source and chain of custody of its necessary Conflict Minerals where the Company, based on its RCOI, had reason to believe that such Conflict Minerals may have originated in the Covered Countries and may not be from recycled or scrap sources.

The following criteria were used to determine which supply chains and associated SORs were moved to the due diligence step:

•                  Supplier reported sourcing from Covered Countries;

•                  Provided SOR data indicated sourcing from a mine located in the Covered Countries;

•                  Listed SOR has been reported to source from a mine located in the Covered Countries (based on information contained within our internal database, which includes information from independent certification programs, and from Internet research/available public reports);

•                  An indication that the SOR sourced from a Covered Country; or

•                  Information provided about the SOR indicated the origin of the materials was not from a known reserve.

A total of 2,856 suppliers were surveyed as part of the RCOI process. Of these suppliers, 2,848 provided responses, and of those, 60% responded “yes” as to having one or more of the Conflict Minerals as necessary to the functionality or production of the products they supply to Celestica. An aggregate of 1,245 individuals SORs (treating each smelter identification number as pertaining to a separate SOR) were identified as used by such suppliers; however, the SOR information obtained from suppliers pertained to all customers of such suppliers, and did not correspond specifically to products/components supplied to the Company.

The Company’s due diligence measures were designed to conform to the framework in the Organization for Economic Cooperation and Development’s (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition (2016) and accompanying Supplements.

The Company’s supply chain with respect to the Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacturer of the Covered Products and the original sources of Conflict Minerals.  The Company does not purchase Conflict Minerals directly from mines or SORs.  The Company must therefore rely on its suppliers to provide information regarding the origin of Conflict Minerals that are included in the Covered Products.  However, because the Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals, the Company has also taken steps to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain.

The OECD Guidance identifies five due diligence steps:

Step 1: Establish Strong Company Management Systems

Step 2: Identify and Assess Risks in the Supply Chain

Step 3: Design and Implement a Strategy to Respond to Identified Risks

Step 4: Carry out Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

Step 5: Report Annually on Supply Chain Due Diligence

It is important to note that the OECD Guidance was written for both upstream and downstream companies in the supply chain. As Celestica is a downstream company in the supply chain, its due diligence practices were tailored accordingly.

In addition to the RCOI described in detail above, the following constitute the procedures the Company used to identify supply chain risks in relation to Conflict Minerals in the Covered Products, and the due diligence activities undertaken to respond to those risks.

OECD Guidance Step 1: Establish strong company management systems

A management system is a framework of policies, procedures, processes and organizational structures that help enable a company to complete all tasks necessary to achieve its objectives. Celestica has established such a system by taking the following steps.

Adopt a conflict minerals policy

Celestica’s Conflict Minerals Policy is publicly available at www.celestica.com (under “About Us — Compliance and Ethics”). It states:

The mining and trading of Coltan (the metal ore from which Tantalum is extracted), Wolframite (the metal ore from which Tungsten is extracted), Cassiterite (the metal ore from which Tin is extracted), and Gold, and their respective derivatives, originating from the Democratic Republic of Congo (“DRC”) or adjoining countries (the “DRC Region”) has financed conflict, resulting in widespread human rights violations and environmental degradation. Section 1502(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Conflict Minerals Law”) requires SEC reporting companies to undertake an inquiry as to the source and chain of custody of conflict minerals and to make certain disclosures in connection therewith.

Celestica fully supports the objectives of this legislation, which aims to minimize violence and environmental damage in the DRC Region. We will comply with all applicable obligations under Conflict Minerals Law. Celestica expects that all suppliers comply with Conflict Minerals Law and provide all necessary declarations using the RMI Conflict Minerals Reporting Template. These measures will be used in conjunction with industry initiatives such as the Responsible Minerals Assurance Process (RMAP), formerly the Conflict-Free Smelter Program (CFSP), to reasonably assure that the Tantalum, Tungsten, Tin or Gold in the products we manufacture do not directly or indirectly finance or benefit armed groups in the DRC Region. Celestica will assess future business with suppliers who are noncompliant with this policy.

Celestica is committed to ethical practices and compliance with applicable laws and regulations wherever it does business.

Assemble an internal team to support supply chain due diligence

Celestica has established a management system for Conflict Minerals. This management system includes an internal Conflict Minerals steering committee made up of senior management from Corporate Compliance, Finance, Supply Chain Management and Commodity Management functions, and a Supply Chain Management Environmental Engineering team to manage Conflict Minerals activities. The steering committee is updated on the results of Celestica’s due diligence efforts on a regular basis.

Establish a system of controls and transparency over the mineral supply chain

To provide better transparency within Celestica’s mineral supply chains and to facilitate communication of policies and expectations, Celestica has established an internal system to identify suppliers in Celestica’s mineral supply chains and the relationships between them, collect, store, and review information on Conflict Minerals sourcing practices, track information on SORs, and flag risks based on SOR sourcing practices.

Strengthen company engagement with suppliers

Celestica engaged with suppliers through multiple communication outreaches by email and phone to educate suppliers on Celestica’s expectations for sourcing and its Conflict Minerals Policy, and the requirements of Rule 13p-1.  Suppliers were provided various avenues to obtain additional information and guidance regarding Celestica’s Conflict Minerals compliance program, including on-line access to Celestica’s Conflict Minerals Policy, and contact email addresses and telephone numbers for obtaining answers to questions and/or guidance on completing Celestica’s information requests.

OECD Guidance Step 2: Identify and Assess Risks in the Supply Chain

The following steps are recommended by the OECD to identify and assess risks in mineral supply chains.

Identify the SORs in the supply chain

The Company attempted to obtain information on identified SORs using Celestica’s Conflict Minerals database, which includes information provided through internet searches, other research activities (e.g., reviewing government databases and industry and trade organization lists), and contact with suppliers providing SOR information on their reporting templates. The Company also followed up where a sourcing location provided (country of mine origin) is not believed to be a known reserve for the given metal.

Identified SORs were matched against available lists of processors that have been certified by internationally-recognized industry validation schemes, such as the RMIs Responsible Minerals Assurance Process (“RMAP”), the London Bullion Market Association’s Responsible Gold Audit Programme and the Responsible Jewellery Council’s Chain-of-Custody Certification Program. Suppliers and products associated with certified SORs were assumed to meet the OECD Guidance due diligence standards and responsibly source their materials.

OECD Guidance Step 3: Design and Implement a Strategy to Respond to Identified Risks

Celestica implemented the following measures to address high risk SORs.

Report findings to senior management

A regular update is provided to Celestica’s Conflict Minerals steering committee on the progress and findings of the RCOI and due diligence.

Devise and adopt a risk management plan, monitor and track risk mitigation, and evaluate supplier relationship

Celestica is an EMS and supply chain solutions company that builds products for leading OEMs and other companies according to specifications provided by the customer to Celestica. Typically, the customer specifies all parts included in the product through an AVL. As a result, Celestica does not control selection of suppliers or materials sources unless specifically instructed to do so by its customers. If a risk is identified, Celestica will inform the customer of the risk in the supply chain and work with such customer to manage and mitigate the risk.

For parts that Celestica designs or over which Celestica has engineering control, if a risk is identified, Celestica will work with its suppliers to express its concerns about providing revenue to armed groups within the Covered Countries. Celestica will work with suppliers to provide a roadmap intended to ensure that the Conflict Minerals they supply to Celestica will be responsibly sourced. If a supplier refuses to comply, Celestica will assess future business with the supplier.

OECD Guidance Step 4: Carry out Independent Third-Party Audit of Smelter/Refiner’s Due Diligence Practices

This OECD step does not require or define audits for downstream companies.  However, downstream companies can support these audits by supporting or joining industry organizations.

Celestica does not typically have a direct relationship with Conflict Minerals SORs and does not perform direct audits of these entities within its supply chain. However, as a member of the Responsible Business Alliance (“RBA”), Celestica participates in ongoing discussions and updates of the RMI RMAP, an audit program designed to validate SORs’ sourcing practices.  Through the RMAP validation process, which is voluntary, an independent third party audits the procurement and processing activities of a SOR to determine if it has the systems and processes in place to support responsible sourcing of raw materials and can provide evidence to support their sourcing activities.

OECD Guidance Step 5: Report Annually on Supply Chain Due Diligence.

In fulfilling this step, Celestica’s Conflict Minerals steering committee:

a.                                      Provided management with periodic process updates during the reporting period and through the filing date;

b.                                      Informed management of due diligence efforts and results; and

c.                                       Completed and filed this Conflict Minerals Report, and the Form SD to which it relates, which are publicly available at www.celestica.com.

Due Diligence Results

Based on the information obtained in the Company’s due diligence process, the Company does not have sufficient information to determine the particular facilities used to process Conflict Minerals in the Covered Products. SOR information was obtained from most (but not all) suppliers, and the SOR information that was obtained from suppliers was at a company or division level, not at a product level, and as a result, we cannot determine which of the identified SORs are actually in Celestica’s supply chain.

With respect to the 1,245 SORs identified as used by the Company’s suppliers, 258 were certified as Conformant by RMAP or another recognized certification program (LBMA Responsible Gold Certification or Responsible Jewellery Program Chain-of-Custody Certification). In addition, 8 SORs were identified as “active,” i.e., they have committed to undergo a RMAP audit. The 1,245 SORs that were identified pursuant to the due diligence process, and their certification status, where applicable, are set forth below.

Facility Name	Metal	Certification
Materion	Gold	RMAP
Metalor Technologies S.A.	Gold	RMAP
The Refinery of Shandong Gold Mining Co., Ltd.	Gold	RMAP
Advanced Chemical Company	Gold	RMAP
Aida Chemical Industries Co., Ltd.	Gold	RMAP
Aktyubinsk Copper Company TOO	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	Gold	RMAP
Almalyk Mining and Metallurgical Complex (AMMC)	Gold	RMAP
AngloGold Ashanti Corrego do Sitio Mineracao	Gold	RMAP
Argor-Heraeus S.A.	Gold	RMAP

Asahi Pretec Corp.	Gold	RMAP
Asaka Riken Co., Ltd.	Gold	RMAP
Aurubis AG	Gold	RMAP
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	RMAP
Bauer Walser AG	Gold
Boliden AB	Gold	RMAP
C. Hafner GmbH + Co. KG	Gold	RMAP
CCR Refinery - Glencore Canada Corporation	Gold	RMAP
Cendres + Metaux S.A.	Gold	RMAP
Chimet S.p.A.	Gold	RMAP
China National Gold Group Corporation	Gold
Chugai Mining	Gold	Active
Daejin Indus Co., Ltd.	Gold	RMAP
Dai-ichi Seiko	Gold
Daye Non-Ferrous Metals Mining Ltd.	Gold
DSC (Do Sung Corporation)	Gold	RMAP
DODUCO Contacts and Refining GmbH	Gold	RMAP
Dowa	Gold	RMAP
Eco-System Recycling Co., Ltd.	Gold	RMAP
OJSC Novosibirsk Refinery	Gold	RMAP
HeeSung Metal Ltd.	Gold	RMAP
Heimerle + Meule GmbH	Gold	RMAP
Heraeus Metals Hong Kong Ltd.	Gold	RMAP
Heraeus Precious Metals GmbH & Co. KG	Gold	RMAP
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	RMAP
Ishifuku Metal Industry Co., Ltd.	Gold	RMAP
Istanbul Gold Refinery	Gold	RMAP
Japan Mint	Gold	RMAP
Jiangxi Copper Co., Ltd.	Gold	RMAP
Asahi Refining USA Inc.	Gold	RMAP
Asahi Refining Canada Ltd.	Gold	RMAP
JSC Uralelectromed	Gold	RMAP
JX Nippon Mining & Metals Co., Ltd.	Gold	RMAP
Kazakhmys Smelting LLC	Gold
Kazzinc	Gold	RMAP
Kennecott Utah Copper LLC	Gold	RMAP
Kojima Chemicals Co., Ltd.	Gold	RMAP
Korea Metal Co., Ltd.	Gold
Kyrgyzaltyn JSC	Gold	RMAP

LS-NIKKO Copper Inc.	Gold	RMAP
Matsuda Sangyo Co., Ltd.	Gold	RMAP
Metalor Technologies (Suzhou) Ltd.	Gold	RMAP
Metalor Technologies (Hong Kong) Ltd.	Gold	RMAP
Metalor Technologies (Singapore) Pte., Ltd.	Gold	RMAP
Metalor USA Refining Corporation	Gold	RMAP
Metalurgica Met-Mex Penoles S.A. De C.V.	Gold	RMAP
Mitsubishi Materials Corporation	Gold	RMAP
Mitsui Mining and Smelting Co., Ltd.	Gold	RMAP
Moscow Special Alloys Processing Plant	Gold	RMAP
Nadir Metal Rafineri San. Ve Tic. A.S.	Gold	RMAP
Navoi Mining and Metallurgical Combinat	Gold	LBMA
Nihon Material Co., Ltd.	Gold	RMAP
Elemetal Refining, LLC	Gold
Ohura Precious Metal Industry Co., Ltd.	Gold	RMAP
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Gold	RMAP
OJSC Kolyma Refinery	Gold
PAMP S.A.	Gold	RMAP
PM Sales	Gold
Prioksky Plant of Non-Ferrous Metals	Gold	RMAP
PT Aneka Tambang (Persero) Tbk	Gold	RMAP
PX Precinox S.A.	Gold	RMAP
Rand Refinery (Pty) Ltd.	Gold	RMAP
Royal Canadian Mint	Gold	RMAP
Samduck Precious Metals	Gold	RMAP
Schone Edelmetaal B.V.	Gold
SEMPSA Joyeria Plateria S.A.	Gold	RMAP
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	RMAP
Sichuan Metals & Materials Imp & Exp Co	Gold
Sichuan Tianze Precious Metals Co., Ltd.	Gold	RMAP
So Accurate Group, Inc.	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	Gold	RMAP
Solar Applied Materials Technology Corp.	Gold	RMAP
Sumitomo Metal Mining Co., Ltd.	Gold	RMAP
Tanaka Kikinzoku Kogyo K.K.	Gold	RMAP
Great Wall Precious Metals Co., Ltd. of CBPM	Gold	LBMA
Tokuriki Honten Co., Ltd.	Gold	RMAP
Torecom	Gold	RMAP
Umicore Brasil Ltda.	Gold	RMAP

Umicore S.A. Business Unit Precious Metals Refining	Gold	RMAP
United Precious Metal Refining, Inc.	Gold	RMAP
Valcambi S.A.	Gold	RMAP
Western Australian Mint (T/a The Perth Mint)	Gold	RMAP
Yamakin Co., Ltd.	Gold	RMAP
Yokohama Metal Co., Ltd.	Gold	RMAP
Zhongkuang Gold Industry Co., Ltd	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Gold	RMAP
Gold Refinery of Zijin Mining Group Co., Ltd.	Gold	RMAP
Umicore Precious Metals Thailand	Gold	RMAP
Faggi Enrico S.p.A.	Gold
Geib Refining Corporation	Gold	RMAP
MMTC-PAMP India Pvt., Ltd.	Gold	RMAP
Republic Metals Corporation	Gold
KGHM Polska Miedz Spolka Akcyjna	Gold	Active
Singway Technology Co., Ltd.	Gold	RMAP
Al Etihad Gold LLC	Gold	RMAP
Emirates Gold DMCC	Gold	RMAP
T.C.A S.p.A	Gold	RMAP
Remondis Argentia B.V.	Gold	RMAP
Korea Zinc Co., Ltd.	Gold	RMAP
Marsam Metals	Gold	RMAP
TOO Tau-Ken-Altyn	Gold
SAAMP	Gold	RMAP
L’Orfebre S.A.	Gold	RMAP
Italpreziosi	Gold	RMAP
SAXONIA Edelmetalle GmbH	Gold	RMAP
WIELAND Edelmetalle GmbH	Gold	RMAP
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Gold	RMAP
AU Traders and Refiners	Gold	RMAP
AURA-II	Gold
Bangalore Refinery	Gold	Active
SungEel HiMetal Co., Ltd.	Gold	RMAP
Planta Recuperadora de Metales SpA	Gold	RMAP
Safimet S.p.A	Gold	RMAP
NH Recytech Company	Gold	Active
DS PRETECH Co., Ltd.	Gold	RMAP
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold
Caridad	Gold

Sabin Metal Corp.	Gold
Tongling Nonferrous Metals Group Co., Ltd.	Gold
Refinery of Seemine Gold Co., Ltd.	Gold
HwaSeong CJ CO., LTD.	Gold
Modeltech Sdn Bhd	Gold
Sai Refinery	Gold
Sudan Gold Refinery	Gold
Kyshtym Copper-Electrolytic Plant ZAO	Gold
Fidelity Printers and Refiners Ltd.	Gold
Universal Precious Metals Refining Zambia	Gold
Hunan Chenzhou Mining Co., Ltd.	Gold
Morris and Watson Gold Coast	Gold
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Gold
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	Gold
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Gold
L’azurde Company For Jewelry	Gold
Penglai Penggang Gold Industry Co., Ltd.	Gold
Guangdong Jinding Gold Limited	Gold
GCC Gujrat Gold Centre Pvt. Ltd.	Gold
Kaloti Precious Metals	Gold
State Research Institute Center for Physical Sciences and Technology	Gold
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Gold
Pease & Curren	Gold
Degussa Sonne / Mond Goldhandel GmbH	Gold
Samwon Metals Corp.	Gold
Tony Goetz NV	Gold
SAFINA A.S.	Gold
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	Gold
Lingbao Gold Co., Ltd.	Gold
Morris and Watson	Gold
Abington Reldan Metals, LLC	Gold
Yunnan Copper Industry Co., Ltd.	Gold
Hangzhou Fuchunjiang Smelting Co., Ltd.	Gold
African Gold Refinery	Gold
Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	Gold
QG Refining, LLC	Gold
Audiua, Escardida	Gold
Austin Powder	Gold
Changsanjiao elc. Ltd	Gold

Shengnan Metal Products Factory	Gold
Sino-Platinum Metals Co., Ltd.	Gold
CORE PMG	Gold
DaeryongENC	Gold
Deep Rich Material Technology Co., Ltd.	Gold
Dong-Wo Co., Ltd.	Gold
Dongguan CameroonChemical Materials Co., Ltd	Gold
Dongguan City up another metal copper processing plant	Gold
Dongguan Standard Electronic Material Co., Ltd	Gold
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	Gold
Dujinshui zhihuan fanying	Gold
Feinhutte Halsbrucke GmbH	Gold
Fujian Jinxin Tungsten Co., Ltd.	Gold
Baiyin Nonferrous Metals Corporation (BNMC)	Gold
Gejiu Yunxi Group Corp.	Gold
Hetai Gold Mineral Guangdong Co., Ltd.	Gold
gong an ju	Gold
guang dong jin xian gao xin cai liao gong si	Gold
Guangdong Hua Jian Trade Co., Ltd.	Gold
Guangdong Hongjin Gold and Silver Smelter	Gold
Guangzhou King’s high-tech materials	Gold
Guixi Smelter	Gold
Hang Seng Technology	Gold
Hanhua jinshu	Gold
Honorable Hardware Craft Product Limited Company	Gold
Hop Hing electroplating factory Zhejiang	Gold
TONGDING METALLIC MATERIAL CO.LTD	Gold
Island Gold Refinery	Gold
Jin Jinyin Refining Co., Ltd.	Gold
Jinlong Copper Co., Ltd.	Gold
Gejiu Kai Meng Industry and Trade LLC	Gold
Lee Iken	Gold
Lianqi Plating Ltd	Gold
LiBaoJia	Gold
METALLI PREZIOSI S.p.A.	Gold
Metallic Resources, Inc.	Gold
Zhuhai toxic materials Monopoly Ltd.	Gold
N.E. Chemcat	Gold
NanChuangshenghua NON-Ferrous meatal Alloy Factory	Gold

Nihon Superior Co., Ltd.	Gold
NORSUN CIRCUITED ENTERPRISE CO. LTD	Gold
Nyrstar Metals	Gold
Pogo Gold Mining	Gold
Precious Metals Sales Corp.	Gold
Realized the Enterprise Co., Ltd.	Gold
rui sheng	Gold
Samhwa non-ferrorus Metal ind.co.ltd	Gold
Shan Dong Huangjin	Gold
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Gold
Shandon Jin Jinyin Refining Limited	Gold
Shandong Guoda Gold Co., Ltd.	Gold
Shandong Hengbang Smelter Co., Ltd.	Gold
Shandong Jun Mai Fu	Gold
Shandong penglai gold smelter	Gold
Shanghai Jinsha Shiye Co.,Ltd.	Gold
Shanghai Yueqiang Metal Products Co., Ltd.	Gold
Shenzhen Heng Zhong Industry Co., Ltd.	Gold
Suntain Co., Ltd.	Gold
Super Dragon Technology Co., Ltd.	Gold
SuZhou ShenChuang recycling Ltd.	Gold
Suzhou University Special Chemical Reagent Co., Ltd	Gold
Tai zhou chang san Jiao electron Co.,Ltd	Gold
Tai’zhou City Yangtze River Delta Electron Ltd.	Gold
Taicang City Nancang Metal Material Co., Ltd.	Gold
Taizhou Delta Electronics Co., Ltd.	Gold
Taizhou mayor triangle electronic Co., LTD	Gold
Tong Ling Jin Dian Electrical Technology Co., Ltd.	Gold
Tsai Brother industries	Gold
UNIFORCE METAL INDUSTRIAL CORP.	Gold
Viagra Di precious metals (Zhaoyuan) Co., Ltd.	Gold
Wam Technologies Taiwan Co., Ltd.	Gold
WANG TING	Gold
Worldtop	Gold
Wuxi City Precious Metal Electronic Material Fty	Gold
WUXI YUNXI SANYE SOLDER FACTORY	Gold
Wuzhong Group	Gold
Xiamen JInbo Metal Co., Ltd.	Gold
Yamato Denki Ind. Co., Ltd.	Gold

Yuh-Cheng Material Corporation	Gold
Zhaojun Maifu	Gold
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	Gold
Zhongshan Poison Material Proprietary Co., Ltd.	Gold
bolin Co. Ltd. of xi’an Univ.of Arch.&Tech	Gold
Cheong Hing	Gold
China Gold International Resources Corp. Ltd.	Gold
China’s nonferrous mining group co., LTD	Gold
Chroma New Material Corp.	Gold
Cloud Hunan	Gold
Codelco	Gold
Colt Refining	Gold
GuangZhouHanyuan Electronic TECH.CO.LTD	Gold
Gwo Chern industrial Co., Ltd.	Gold
Hon Shen Co. Ltd	Gold
Jinfeng Gold Mine Smelter	Gold
Kunshan Jinli chemical industry reagents co.,Ltd.	Gold
Ningbo Kangqiang Electronics Co., Ltd.	Gold
Ningbo Yinzhou Ningbo of precious metal recycling plant	Gold
PT Babel Surya Alam Lestari	Gold
Suzhou Xingrui Noble	Gold
China GoldDeal Investment Co., Ltd.	Gold
Ferro Corporation	Gold
Yantai Zhaojin Lifu Precious Metals Co., Ltd.	Gold
Sanmenxia Hengsheng science and technology, research and development Co., LTD	Gold
THE HUTTI GOLD MINES CO.LTD	Gold
Henan Yuguang Gold & Lead Co., Ltd.	Gold
Shandong Humon Smelting Co., Ltd.	Gold
Shenzhen Zhonghenglong Real Industry Co., Ltd.	Gold
Shandong Yanggu Xiangguang Co., Ltd.	Gold
Hang Technology	Gold
Sumitomo Hishikari Mine	Gold
Zhuzhou Cemented Carbide	Gold
Malaysia Smelting Corporation (MSC)	Gold
Metahub Industries Sdn. Bhd.	Gold
PT BilliTin Makmur Lestari	Gold
PT Fang Di MulTindo	Gold
White Solder Metalurgia e Mineração Ltda.	Gold
Rio Tinto Group	Gold

HOMESTAKE MINING COMPANY	Gold
Guangdong Jinding High-Tech Materials Company	Gold
Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	Gold
Alpha	Gold
E-Chem Enterprise Corp.	Gold
LBMA	Gold
Minsur	Gold
MK Electron	Gold
PT Timah Tbk Mentok	Gold
Scotia Mocatta	Gold
SD Gold	Gold
Shanghai Gold Exchange	Gold
Sojitz	Gold
Soochow University	Gold
Standard Bank	Gold
Sumisho Material Corp.	Gold
Technic	Gold
Yoo Chang Metal	Gold
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gold
Yunnan Tin Group (Holding) Company Limited	Gold
Zhongshan Public Security Bureau	Gold
Dongguan Dongwu Violent-toxic Chemical Products Co., Ltd.	Gold
SHENZHEN TIANCHENG CHEMICAL CO LTD	Gold
8853 S.p.A.	Gold	RMAP
Dijllah Gold Refinery FZC	Gold
Fujairah Gold FZC	Gold
International Precious Metal Refiners	Gold
ARY Aurum Plus	Gold
House of Currency of Brazil (Casa da Moeda do Brazil)	Gold
Inovan GmbH & Co.KG	Gold
Kosak Seiren	Gold
shandong huangjin	Gold
Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	Gold
Guangdong Xianglu Tungsten Co., Ltd.	Gold
Al Ghaith Gold	Gold
GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	Gold
Hung Cheong Metal Manufacturing Limited	Gold
Nohon Material Corporation	Gold
Zhuzhou Smelting Group Co., Ltd	Gold

Aoki Labatories Ltd	Gold
Asarco	Gold
Changzhou Chemical Research Institute Co. Ltd.	Gold
Chengfeng Metals Co. Pte. Ltd.	Gold
DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD	Gold
Eldorado Gold Corp.	Gold
electro metals	Gold
ESG Edelmetallservice GmbH & Co. KG	Gold
Gannon & Scott	Gold
Guangdong MingFa Precious Metal Co.,Ltd	Gold
Harima Smelter	Gold
Harmony Gold Refinery	Gold
Heimerdinger	Gold
Hong Da qiu	Gold
Jia Lung Corp	Gold
JIE SHENG	Gold
LINXENS	Gold
LITTELFUSE	Gold
Mead Metals	Gold
Orelec	Gold
Philippine Associated Smelting and Refining Corporation	Gold
SCHOOT	Gold
Sen Silver	Gold
Sewon Korea	Gold
Shenzhen Chemicals Light Industry Co., Ltd.	Gold
SHINKO ELECTRIC INDUSTRIES CO., LTD.	Gold
WATANABE ELECTRIC	Gold
WATANABE PLATING	Gold
Furukawa Electric	Gold
KIHONG T & G	Gold
Koki Products Co.,Ltd	Gold
Materials Eco-Refining CO.,LTD	Gold
Nippon Micrometal Corporation	Gold
ProtekDevice	Gold
SENDANEX CHEMICAL INDUSTRY & RICHEMAX INTERNATIONAL CO.,LTD.	Gold
Yunnan Metallurgical Group Co., Ltd	Gold
Kanto Denka Kogyo Co., Ltd.	Gold
KYOCERA	Gold

HMG	Gold
Kee Shing	Gold
macderlun	Gold
Metal Do	Gold
XINYE CO. LTD	Gold
Wieland Werke AG	Gold
Nitora	Gold
Japan Pure Chemical	Gold
ENTHONE OMI	Gold
ERCEI	Gold
Heraeus Incorporated	Gold
Hetai Gold Mine	Gold
MPF	Gold
Ganzhou Grand Sea W & Mo Group Co Ltd	Gold
LME	Gold
Selayang Solder sdn Bhd	Gold
SGS	Gold
BANGKOK ASSAY	Gold
Bank of Switzerland	Gold
Barrick Gold Corporation	Gold
Chin-Leep Enterprise Co., Ltd.	Gold
CS	Gold
DUOXIN	Gold
ICBC	Gold
Jin Dong Heng	Gold
JinBao Electronic Co.,Ltd.	Gold
JST	Gold
PT Batu Hijau Copper-Gold Mine	Gold
PYNMAX	Gold
SHANGHAI DASHOU ELECTRONICS CO.,LTD	Gold
Shenzhen baoan district public security bureau	Gold
Sindlhauser Materials GmbH	Gold
Taizhouchang San Jiao electric Company	Gold
Zhapjin Mining Industry Co. Ltd	Gold
Zhejiang suijin	Gold
Fujian Nanping	Gold
Matsuo Electric	Gold
Bangka	Gold
Bintulu	Gold

China Steel Corporation	Gold
Grupo Mexico S.A. (mineria)	Gold
Huaxi Smelting Co. Ltd	Gold
Kunshan Xin Ding metal material Limited company	Gold
Salzgitter	Gold
Tiancheng Metal Materials Co., Ltd.	Gold
Vale Inco, Ltd.	Gold
Yao Zhang Enterprise Co., Ltd.	Gold
YQ	Gold
Nippon Kinzoku	Gold
Plansee	Gold
TAIZHOU CHANGSANJIAO CO.,LTD	Gold
Heraeus Precious Metals New York LLC	Gold
Foxconn	Gold
KANG QIANG	Gold
Novosibirsk Processing Plant Ltd.	Gold
PT Timah Tbk Kundur	Gold
Public Security Bureau	Gold
ROHM & HAAS	Gold
Linglong Gold	Gold
DongGuan City Thousand Island Metal Foil Co., Ltd.	Gold
Shenzhen Fujun Material Technology Co., Ltd.	Gold
Shanghai Kyocera Electronics Co., Ltd.	Gold
UBS	Gold
Uyemura International Corp.	Gold
IBF IND Brasileira de Ferroligas Ltda	Gold
BHP Billiton Ltd.	Gold
EM Vinto	Gold
Jinchang Gold Mine	Gold
Changsha South Tantalum Niobium Co., Ltd.	Gold
Asaka Riken Co., Ltd.	Tantalum	RMAP
Changsha South Tantalum Niobium Co., Ltd.	Tantalum	RMAP
Guangdong Rising Rare Metals-EO Materials Ltd.	Tantalum	RMAP
Duoluoshan	Tantalum
Exotech Inc.	Tantalum	RMAP
F&X Electro-Materials Ltd.	Tantalum	RMAP
Guangdong Zhiyuan New Material Co., Ltd.	Tantalum	RMAP
Hi-Temp Specialty Metals, Inc.	Tantalum
JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tantalum	RMAP

Jiujiang Tanbre Co., Ltd.	Tantalum	RMAP
King-Tan Tantalum Industry Ltd.	Tantalum
LSM Brasil S.A.	Tantalum	RMAP
Metallurgical Products India Pvt., Ltd.	Tantalum	RMAP
Mineracao Taboca S.A.	Tantalum	RMAP
Mitsui Mining and Smelting Co., Ltd.	Tantalum	RMAP
NPM Silmet AS	Tantalum	RMAP
Ningxia Orient Tantalum Industry Co., Ltd.	Tantalum	RMAP
QuantumClean	Tantalum	RMAP
RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	Tantalum	RMAP
Solikamsk Magnesium Works OAO	Tantalum	RMAP
Taki Chemical Co., Ltd.	Tantalum	RMAP
Telex Metals	Tantalum	RMAP
Ulba Metallurgical Plant JSC	Tantalum	RMAP
Zhuzhou Cemented Carbide Group Co., Ltd.	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	Tantalum
Hengyang King Xing Lifeng New Materials Co., Ltd.	Tantalum	RMAP
D Block Metals, LLC	Tantalum	RMAP
FIR Metals & Resource Ltd.	Tantalum	RMAP
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tantalum	RMAP
XinXing HaoRong Electronic Material Co., Ltd.	Tantalum	RMAP
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tantalum	RMAP
KEMET Blue Metals	Tantalum	RMAP
Plansee SE Liezen	Tantalum
H.C. Starck Co., Ltd.	Tantalum	RMAP
H.C. Starck Tantalum and Niobium GmbH	Tantalum	RMAP
H.C. Starck GmbH Laufenburg	Tantalum
H.C. Starck Hermsdorf GmbH	Tantalum	RMAP
H.C. Starck Inc.	Tantalum	RMAP
H.C. Starck Ltd.	Tantalum	RMAP
H.C. Starck Smelting GmbH & Co. KG	Tantalum	RMAP
Plansee SE Reutte	Tantalum
Global Advanced Metals Boyertown	Tantalum	RMAP
Global Advanced Metals Aizu	Tantalum	RMAP
KEMET Blue Powder	Tantalum	RMAP
Tranzact, Inc.	Tantalum
E.S.R. Electronics	Tantalum
Resind Industria e Comercio Ltda.	Tantalum	RMAP
Jiangxi Tuohong New Raw Material	Tantalum	RMAP

Power Resources Ltd.	Tantalum	RMAP
Jiujiang Janny New Material Co., Ltd.	Tantalum	RMAP
Avon Specialty Metals Ltd.	Tantalum
ANHUI HERRMAN IMPEX CO.	Tantalum
Global Advanced Metals	Tantalum
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Tantalum
Plansee SE	Tantalum
Shanghai Jiangxi Metals Co., Ltd.	Tantalum
Tantalite Resources	Tantalum
H.C. Starck GmbH	Tantalum
KEMET Corp.	Tantalum
GTP Corp.	Tantalum
HeeSung Metal Ltd.	Tantalum
Materion	Tantalum
Hunan Chenzhou Mining Co., Ltd.	Tantalum
PT Koba Tin	Tantalum
Nantong Tongjie Electrical Co., Ltd.	Tantalum
PM Kalco Inc	Tantalum
ANZ Bank	Tantalum
BOHLER Schmiedetechn	Tantalum
Jade-Sterling	Tantalum
Talley Metals	Tantalum
Sandvik Material Technology	Tantalum
AGL	Tantalum
Arroz Corporation	Tantalum
Guixi smelting plant	Tantalum
Innova Recycling GmbH	Tantalum
Noventa	Tantalum
Tanco	Tantalum
Treibacher Industrie AG	Tantalum
Yao gang xian mining	Tantalum
Tosoh	Tantalum
Yano Metal	Tantalum
The London Bullion Market Association	Tantalum
Yantai NUS Safina tech environmental Refinery Co. Ltd.	Tantalum
AMG Mining Mibra Mine	Tantalum
China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	Tantalum
Designed Alloy Products	Tantalum
Fujian Nanping	Tantalum

Metal Do	Tantalum
Alpha Metals	Tantalum
Companhia Brasileira de Metalurgia e Mineração	Tantalum
NEC Tokin	Tantalum
NTET, Thailand	Tantalum
PT Timah (Persero) Tbk Mentok	Tin	RMAP
Malaysia Smelting Corporation (MSC)	Tin	RMAP
PT Bangka Tin Industry	Tin	RMAP
PT ATD Makmur Mandiri Jaya	Tin	RMAP
PT Mitra Stania Prima	Tin	RMAP
PT Bukit Timah	Tin	RMAP
Minsur	Tin	RMAP
China Tin Group Co., Ltd.	Tin	RMAP
PT Refined Bangka Tin	Tin	RMAP
PT Timah (Persero) Tbk Kundur	Tin	RMAP
EM Vinto	Tin	RMAP
Thaisarco	Tin	RMAP
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Tin	RMAP
Fenix Metals	Tin	RMAP
PT Babel Inti Perkasa	Tin	RMAP
Alpha	Tin	RMAP
Yunnan Tin Company Limited	Tin	RMAP
Gejiu Zili Mining And Metallurgy Co., Ltd.	Tin	Active
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tin	RMAP
Jiangxi Ketai Advanced Material Co., Ltd.	Tin
CNMC (Guangxi) PGMA Co., Ltd.	Tin
Cooperativa Metalurgica de Rondonia Ltda.	Tin
CV Gita Pesona	Tin	RMAP
PT Justindo	Tin
CV Makmur Jaya	Tin
PT Aries Kencana Sejahtera	Tin	RMAP
PT Premium Tin Indonesia	Tin	RMAP
CV United Smelting	Tin	RMAP
Dai-ichi Seiko	Tin
Dowa	Tin	RMAP
Feinhütte Halsbrücke GmbH	Tin
Gejiu Non-Ferrous Metal Processing Co., Ltd.	Tin	RMAP
Huichang Jinshunda Tin Co., Ltd.	Tin	RMAP
Gejiu Kai Meng Industry and Trade LLC	Tin	RMAP

Linwu Xianggui Ore Smelting Co., Ltd.	Tin
Metahub Industries Sdn. Bhd.	Tin
Metallic Resources, Inc.	Tin	RMAP
Metallum Group Holding NV	Tin
Mineracao Taboca S.A.	Tin	RMAP
Mitsubishi Materials Corporation	Tin	RMAP
Jiangxi New Nanshan Technology Ltd.	Tin	RMAP
Novosibirsk Processing Plant Ltd.	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	Tin	RMAP
Elemetal Refining, LLC	Tin
Operaciones Metalurgical S.A.	Tin	RMAP
PT Alam Lestari Kencana	Tin
PT Artha Cipta Langgeng	Tin	RMAP
PT Babel Surya Alam Lestari	Tin	RMAP
PT Bangka Kudai Tin	Tin
PT Bangka Putra Karya	Tin
PT Bangka Timah Utama Sejahtera	Tin
PT Belitung Industri Sejahtera	Tin	RMAP
PT BilliTin Makmur Lestari	Tin
PT DS Jaya Abadi	Tin	RMAP
PT Eunindo Usaha Mandiri	Tin
PT Fang Di MulTindo	Tin
PT HP Metals Indonesia	Tin
PT Karimun Mining	Tin	RMAP
PT Koba	Tin
PT Panca Mega Persada	Tin	RMAP
PT Prima Timah Utama	Tin	RMAP
PT Sariwiguna Binasentosa	Tin	RMAP
PT Seirama Tin Investment	Tin
PT Stanindo Inti Perkasa	Tin	RMAP
PT Sumber Jaya Indah	Tin	RMAP
PT Pelat Timah Nusantara Tbk	Tin
PT Tinindo Inter Nusa	Tin	RMAP
PT Tommy Utama	Tin	RMAP
Rui Da Hung	Tin	RMAP
Soft Metais Ltda.	Tin	RMAP
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Tin	RMAP
univertical international (suzhou) co. ltd	Tin
VQB Mineral and Trading Group JSC	Tin

White Solder Metalurgia e Mineracao Ltda.	Tin	RMAP
Zhongshan Jinye Smelting Co., Ltd	Tin
CV Venus Inti Perkasa	Tin	RMAP
Magnu’s Minerais Metais e Ligas Ltda.	Tin	RMAP
PT Tirus Putra Mandiri	Tin	RMAP
PT Wahana Perkit Jaya	Tin
Melt Metais e Ligas S.A.	Tin	RMAP
O.M. Manufacturing Philippines, Inc.	Tin	RMAP
PT Inti Stania Prima	Tin	RMAP
CV Ayi Jaya	Tin	RMAP
CV Dua Sekawan	Tin	RMAP
CV Tiga Sekawan	Tin	RMAP
PT Cipta Persada Mulia	Tin
Resind Industria e Comercio Ltda.	Tin	RMAP
PT O.M. Indonesia	Tin
Metallo Belgium N.V.	Tin	RMAP
Metallo Spain S.L.U.	Tin	RMAP
PT Bangka Prima Tin	Tin	RMAP
PT Sukses Inti Makmur	Tin	RMAP
An Thai Minerals Co., Ltd.	Tin
PT Kijang Jaya Mandiri	Tin	RMAP
PT Menara Cipta Mulia	Tin	RMAP
HuiChang Hill Tin Industry Co., Ltd.	Tin	RMAP
Gejiu Fengming Metallurgy Chemical Plant	Tin	RMAP
Guanyang Guida Nonferrous Metal Smelting Plant	Tin	RMAP
Modeltech Sdn Bhd	Tin	RMAP
Gejiu Jinye Mineral Company	Tin	RMAP
PT Lautan Harmonis Sejahtera	Tin	RMAP
xinmao tin corp .,ltd	Tin
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Tin	RMAP
Da Nang Processing Import and Export Joint Stock	Tin
Chifeng Dajingzi Tin Industry Co., Ltd.	Tin	RMAP
PT Bangka Serumpun	Tin	RMAP
Tin Technology & Refining	Tin	RMAP
Sizer Metals PTE	Tin
Nghe Tinh Non-Ferrous Metals Joint Stock Company	Tin
Super Ligas	Tin
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Tin

Tuyen Quang Non-Ferrous Metals Joint Stock Company	Tin
An Vinh Joint Stock Mineral Processing Company	Tin
Pongpipat Company Limited	Tin
Estanho de Rondonia S.A.	Tin
Ami Bridge Enterprise Co., Ltd.	Tin
ACuPowder International, LLC	Tin
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	Tin
Dongguan lason metel materials co,.ltd	Tin
Dongguan Yuecheng metal materials Co., Ltd.	Tin
Dr. soldering tin products Co., Ltd.	Tin
Fuji Metal Mining Corp.	Tin
Jau Janq Enterprise Co., Ltd.	Tin
Best Metais	Tin
Dae Chang Co., Ltd.	Tin
Gomat-e-K.	Tin
Guangxi Nonferrous Metals Group	Tin
Guixi Smelter	Tin
Handok	Tin
an chen	Tin
Angelcast Enterprise Co., Ltd.	Tin
Arco Alloys	Tin
Assaf Conductors	Tin
Dae Kil Metal Co., Ltd	Tin
Dongguan City up another metal copper processing plant	Tin
dongrong	Tin
E-tech Philippines	Tin
Exim Americana	Tin
Gannan Tin Smelter	Tin
GEJIU YE LIAN CHANG	Tin
Gejiu Shi	Tin
GEM TERMINAL CO.,LTD	Tin
Grik Perak Malaysia	Tin
Guang Zhou Hong Wuxi Products Limited	Tin
GUANGDONG JIATIAN STANNUM PRODUCTS CO., LTD	Tin
Guangxi Jin Lian	Tin
Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	Tin
GUANGZHOU PACIFIC TINPLATE CO,.LTD.	Tin
Hai Yuxin Xi Zhuhai Co., Ltd.	Tin
HeChi Metallurgical Chemical factory	Tin

High-Power Surface Technology	Tin
Taiwan high-tech Co., Ltd.	Tin
Hulterworth Smelter	Tin
IRM	Tin
JiangXi JiaWang	Tin
Jiangxi Yaosheng Tungsten Co., Ltd.	Tin
jin yi group	Tin
JinDa Metal .Co.Ltd	Tin
Ju Tai Industrial Co., Ltd.	Tin
Kewei Tin Co.,ltd	Tin
KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	Tin
KU PING ENTERPRISE CO., LTD.	Tin
Kunshan SLH solder Manufacturing Co., Ltd.	Tin
Kunshan xiubo	Tin
LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	Tin
LI CHUN METALS CO. LTD.	Tin
Linetech	Tin
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	Tin
LIQIAO PLATING	Tin
LMD	Tin
Lübeck GmbH	Tin
Maanshan Dongshen electronic material factory	Tin
MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	Tin
Materials Eco-Refining Co., Ltd.	Tin
MENG NENG	Tin
Minchali Metal Industry Co., Ltd.	Tin
Ming Li Jia smelt Metal Factory	Tin
Minmetals Ganzhou Tin Co. Ltd.	Tin
Misue Tin Smelter and Refinery	Tin
Mits-Tec (Shanghai) Co. Ltd.	Tin
Nantong Chun-Yuan Electronics Co.	Tin
Ney Metals and Alloys	Tin
Nihonhanda Co., Ltd.	Tin
NINGBO CITY CHANGZHEN COPPER CO.,LTD	Tin
NITAH	Tin
Old City Metals Processing Co., Ltd.	Tin
Pan Light Corporation	Tin
Phoenix Metal Ltd.	Tin
PT Singkep Times Utama	Tin

PT Yinchendo Mining Industry	Tin
S. Izaguirre	Tin
Seju Industry	Tin
Semco	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	Tin
Shenzhen Anchen Solder Tin Product Co., Ltd.	Tin
shen zhen qi xiang da hua gong gong si	Tin
Shen Zhen Rui Yun Feng Industry Co.,Ltd	Tin
Shenzhen Hong Chang Metal Manufacturing Factory	Tin
Shenzhen keaixin Technology	Tin
Shenzhen Yi Cheng Industrial	Tin
Sichuan Guanghan Jiangnan casting smelters	Tin
Solnet Metal Industry Co., Ltd.	Tin
Suzhou Co. Ltd.	Tin
Suzhou Nuonengda Chemical Co., Ltd.	Tin
Taicang City Nancang Metal Material Co., Ltd.	Tin
Taiwan Huanliang	Tin
Three green surface technology limited company	Tin
Tianshui Ling Bo Technology Co., Ltd.	Tin
Top-Team Technology (Shenzhen) Ltd.	Tin
Untracore Co., Ltd.	Tin
Wang Yu Manufacturing Co., Ltd.	Tin
WONIL METAL Co., Ltd.	Tin
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	Tin
Wuxi Lantronic Electronic Co Ltd	Tin
Xia Yi Metal Industries (shares) Co., Ltd.	Tin
Xin Furukawa Metal ( Wuxi ) Co., Ltd.	Tin
Yifeng Tin	Tin
Yiquan Manufacturing	Tin
Yunnan Chengo Electric Smelting Plant	Tin
Yunnan Industrial Co., Ltd.	Tin
Gejiu Yunxi Group Corp.	Tin
Zhangzhou Xiangcheng Hongyu Building	Tin
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL	Tin
ZHEJIANG KEYU METAL MATERIAL CO.,LTD	Tin
ZHEJIANG STRONG SOLDER MATERIALS	Tin
Zhuhai Horyison Solder Co., Ltd.	Tin
Primeyoung Metal Ind. (Zhuhai) Co., Ltd.	Tin
Zu Hai Haiyuxin Tin Products Co., Ltd.	Tin

IBF IND Brasileira de Ferroligas Ltda	Tin
PT Supra Sukses Trinusa	Tin
CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	Tin
CV Duta Putra Bangka	Tin
Grant Manufacturing and Alloying	Tin
Hezhou Jinwei Tin Co., Ltd.	Tin
Imperial Zinc	Tin
International Wire Group, Inc	Tin
POONGSAN CORPORATION	Tin
Rahman Hydraulic Tin Sdn Bhd	Tin
Samhwa non-ferrorus Metal ind.co.ltd	Tin
Senju Metal Industry Co., Ltd.	Tin
Sumitomo Metal Mining Co., Ltd.	Tin
Tamura	Tin
UNIFORCE METAL INDUSTRIAL CORP.	Tin
Westmetall GmbH & Co. KG	Tin
Hongqiao Metals (Kunshan) Co., Ltd.	Tin
5N Plus	Tin
A.E.B. International, Inc.	Tin
Hayes Metals Pty Ltd	Tin
Xianghualing Tin Industry Co., Ltd.	Tin
H. KRAMER & CO.	Tin
Gold Bell Group	Tin
American Iron and Metal	Tin
CHINA YUNXI MINING	Tin
Chinalco LuoYang Copper Co., Ltd.	Tin
Constellium Extrusions Decin s.r.o.	Tin
Electroloy Metal Pte	Tin
Italbronze LTDA	Tin
Keeling & Walker	Tin
MCP Metalspecialties, Inc	Tin
Northern Smelter	Tin
SASAKI SOLDER INDUSTRY CO.,LTD	Tin
Sigma Tin Alloy Co., Ltd.	Tin
Ye Chiu Metal (Taicang) Co., Ltd	Tin
Global Advanced Metals	Tin
Heraeus Precious Metals GmbH & Co. KG	Tin
IMPAG AG	Tin
Tongding Group	Tin

XIN WANG copper smelter	Tin
Metallum Metal Trading Company	Tin
C. Hafner GmbH + Co. KG	Tin
Jean Goldschmidt International	Tin
Aoki Labatories Ltd	Tin
United Precious Metal Refining, Inc.	Tin
AIM Group	Tin
DAEWOO INTERNATIONAL CORPORATION	Tin
Goodway	Tin
Heraeus Metals Hong Kong Ltd.	Tin
High Quality Technology Co., Ltd.	Tin
KOKI Company Limited	Tin
Nathan Trotter & Co INC.	Tin
Nihon Superior Co., Ltd.	Tin
NIHON ALMIT CO.,LTD.	Tin
Nihon Kagaku Sangyo	Tin
Nippon Filler Metals Ltd	Tin
PT Timah Tbk	Tin
CSC Pure Technologies	Tin
ROHM & HAAS	Tin
ShangHai YueQiang Metal Products Co., LTD	Tin
Westfalenzinn	Tin
Traxys	Tin
Amalgamated Metal Corporation PLC	Tin
Kennametal Huntsville	Tin
Solder Coat	Tin
Shangrao Xuri Smelting Factory	Tin
Brinkmann Chemie AG	Tin
TIN PLATING GEJIU	Tin
Dongguan City Xida Soldering Tin Products Co.	Tin
Global Brass and Copper Holdings, Inc.	Tin
Hygente Technology Co., Ltd.	Tin
Jiang Jia Wang Technology Co.	Tin
Morigin Company	Tin
PT NATARI	Tin
PT Rajwa International	Tin
QIT	Tin
Shanghai Sigma Metals, Inc	Tin
Shantou xi kuang	Tin

Solder Court Ltd.	Tin
Taiwan’s lofty Enterprises Ltd.	Tin
Thailand Mine Factory	Tin
Tisamatic	Tin
YH (Yunnan)	Tin
Yuecheng Tin Co., Ltd.	Tin
Yunnan Copper Zinc Industry Co., Ltd.	Tin
Zhongfahao Wujin Zhipin Youxian Gongsi	Tin
Chofu Works	Tin
Dongguan CiEXPO Environmental Engineering Co., Ltd.	Tin	Active
LIAN JING	Tin
M/s ECO Tropical Resources	Tin
Ma An Shan Shu Guang Smelter Corp.	Tin
PT Rajawali Rimba Perkasa	Tin	Active
Spectro Alloys Corp.	Tin
TAP	Tin
TONG LONG	Tin
WELLEY	Tin
WUJIANG CITY LUXE TIN FACTORY	Tin
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Tin
XURI	Tin
Yunnan Malipo Baiyi Kuangye Co.	Tin
Hawkins, Inc.	Tin
Niihama Nickel Refinery	Tin
Ethiopian Minerals Development Share Company	Tin
NTET, Thailand	Tin
Talison Minerals Pty Ltd	Tin
B T Solders Pvt Ltd	Tin
Britannia Refined Metals Ltd.	Tin
CHIA FAR	Tin
COPPER 100	Tin
DUKSAN HI-METAL	Tin
Eastern Alloys	Tin
HUA ENG WIRE&CABLE CO.,LTD	Tin
ACT JAPAN	Tin
ALLTECH METAL	Tin
ALMAG	Tin
Aluminum Alloys Inc.	Tin
Bonoka.Beliting INDONESIA	Tin

Chemtreat Consultant	Tin
CIMSA, S.A.	Tin
Egli Fischer	Tin
Eximetal S.A.	Tin
Guangzhou Special Copper & Electronics material Co.,LTD	Tin
Hana-High Metal	Tin
Hanbaek nonferrous metals	Tin
HL Thorne	Tin
Huizhou Taiwan Electronic Component Limited Company	Tin
Hyundai-Steel	Tin
i-TSCL	Tin
IPS New Material (Suzhou) Co., Ltd.	Tin
ISHIKAWA METAL CO.,LTD.	Tin
Kalas Wire	Tin
KARAS PLATING LTD	Tin
KIESOW DR. BRINKMANN	Tin
KME Germany	Tin
Koepp Schaum GmbH	Tin
Kuntai	Tin
Kupol	Tin
LUPON ENTERPRISE CO., LTD	Tin
M&R Claushuis BV	Tin
MacDermid GmbH	Tin
Malaysia Aluminium & Alloy Sdn.Bhd	Tin
MANAAS MEYERLARGICAL	Tin
Matsushima Metal Corporation	Tin
Millard Wire	Tin
Mineral-Metal s.r.o.	Tin
Monette	Tin
Multiple Xin precision metal electroplating factory	Tin
Neuhaus	Tin
NIHON GENMA MFG.CO.,LTD.	Tin
Nortena de Metales, SA	Tin
Outotec	Tin
PIREKS	Tin
Posco	Tin
Prifer Com de Sucata	Tin
PT Donna Kembara Jaya	Tin
Ram Sales	Tin

REYNOLDS	Tin
Ritchey Metals	Tin
S Company	Tin
Samtec	Tin
SAN-ETSU METALS	Tin
SARBAK	Tin
Sevotrans	Tin
SONGWON	Tin
SORIMETAL	Tin
Sun Surface Technology Co Ltd	Tin
Swopes Salvage	Tin
TCC steel	Tin
Teck Metals LTD	Tin
TENNANT METAL PTY LTD.	Tin
Termomecanica	Tin
The Miller Company	Tin
TODINI AND CO SPA	Tin
trafilerie carlo gnutti	Tin
Tyco	Tin
UNI BROS METAL PTE LTD	Tin
Vitkovicke slevarny	Tin
Watanabe Plating co.	Tin
Winter Metalle GmbH	Tin
Luoyang Kewei Molybdenum & Tungsten Co. LTD	Tin
YUNSIN	Tin
Richard Stenzhorn GmbH	Tin
Fombell	Tin
Brautmeier GmbH	Tin
China New Materials	Tin
Tianjin Rui Jian Electronics Co., Ltd.	Tin
Tianjin Yishang chemical trade Co.,LTD	Tin
Vale Inco, Ltd	Tin
Wildshaw Ltd	Tin
Xingye Copper International Group Limited	Tin
Zhang Yao	Tin
Zhejiang Asia-Welding Ltd.	Tin
WELL FORE SPECIAL WIRE	Tin
Well-Lin Enterprise Co Ltd	Tin
Atotech	Tin

AFICA	Tin
Ai-chia Industrial Co., Ltd.	Tin
Aleris	Tin
Almit	Tin
Alrec	Tin
Atlas Pacific	Tin
Aurubis Netherlands	Tin
Baoshenglong	Tin
Baoshida Swissmetal	Tin
Baotai	Tin
BNT Chemicals GmbH	Tin
Buhung Ind	Tin
Charter Wire	Tin
CHEN JUNG METAL	Tin
China Hiroshima Xi Nandan Chinese tin sets Foundation	Tin
Chuangye Metal Wiring Materials Co., Ltd.	Tin
Cooerativa Produtores de Cassiterita	Tin
Eagle Brass	Tin
FA CHIA METAL	Tin
Federal Metal Company	Tin
Gebrueder Kemper GMBH	Tin
Gibbs Wire & Steel Co	Tin
Grillo Handel	Tin
Growing and Chemical (Suzhou) Co., Ltd.	Tin
haiwoo	Tin
HIJOS DE JUAN DE GARAY	Tin
Huayou	Tin
Huiliang	Tin
Ind. Minera Mexico	Tin
Ing.Josef Kořínek	Tin
Japan Refining Co., Ltd.	Tin
jiangxi tongye	Tin
J-Tech	Tin
Kester inc	Tin
KISTRON	Tin
Kitts Metal Works	Tin
KME France	Tin
KME Italia	Tin
Leybold Co., Ltd.	Tin

MBO	Tin
Medeko Cast S.R.O.	Tin
Nohon Superior Co.,	Tin
Nrudakoto Ltd.	Tin
Oetinger Aluminium	Tin
PBT	Tin
PENINSULAR DE LATON	Tin
POSSEHL	Tin
Reiborudo Co., Ltd.	Tin
RST	Tin
Russkoe olovo	Tin
SACAL SPA	Tin
saitamaken irumasi sayama ke hara	Tin
Shanghai Hubao Coppe	Tin
Shanghai New Solar	Tin
SHANGHAI PU ZHAO TRADING CO., LTD.	Tin
SHENYANG RONGSHENGYUAN	Tin
Shenzhen Aijiafa Industrial Co., Ltd.	Tin
STANCHEM Sp. j. (trader)	Tin
Stretti	Tin
swissmetal	Tin
Tae Seung	Tin
Tai nian gao keji gufen youxian gongsi	Tin
Tarutin Kester Co., Ltd.	Tin
TDK	Tin
The Heracles Las (China) Co., Ltd.	Tin
Thermox Performance Materials GmbH	Tin
ThyssenKrupp Steel	Tin
TIB Chemicals AG	Tin
TOTAI	Tin
Vertex Metals Inc.	Tin
WFM Brons	Tin
Yuanhao	Tin
Jiangxi Yichun	Tin
Aluminum Resources	Tin
ASTAMUSE	Tin
Ausmelt Limited	Tin
Canfield	Tin
CHAINBOW	Tin

Chenzhou Gold Arrow Solder CO.,Ltd	Tin
China Hongqiao	Tin
COFERMETAL	Tin
Da Tong Co., Ltd	Tin
Excellent resistance to copper (Suzhou) Co., Ltd.	Tin
Fundipar	Tin
GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	Tin
Harada Metal Industry Co., Ltd.	Tin
Huron Valley Steel Corp	Tin
IMC-MetalsAmerica, LLC	Tin
INBRA IND E COM DE METAIS LTDA	Tin
INDIUM CORPORATION OF EUROPE	Tin
Jiangmen Huayuan Industry Co. Ltd	Tin
Jin Tian	Tin
Kurt J Lesker Company	Tin
MATSUSHIMA KINZOKU	Tin
Mecomsa, S.A. de C.V.	Tin
Ningbo Jintian copper (Group ) Company Limited	Tin
Okuno New Technology Industries(Hangzhou)Co.,Ltd	Tin
Palm International	Tin
Parex International Corp.	Tin
PHONON MEIWA INC.	Tin
PT Smelting	Tin
Qualitek delta philippines	Tin
RSI	Tin
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	Tin
seirenngyousya	Tin
Shantou Xilong Chemical Factory Co., Ltd	Tin
Shenzhen City Thai Industrial CO., LTD.	Tin
Shenzhen new jin spring solder products Co., LTD	Tin
Showa Kako	Tin
SHUER DER INDUSTRY (JIANGSU) CO.,LTD	Tin
SIP	Tin
Solderindo	Tin
Suzhou Cangsong Metal Product Co., Ltd	Tin
Suzhou Chemical Co., Ltd.	Tin
Suzhou Feixiang Solder Materials Co., Ltd.	Tin
Suzhou Jinyi jewelry factory	Tin
The force bridge surface treatment Material Factory	Tin

Tochij	Tin
Warton Metals Limited	Tin
Western Australian Mint trading as The Perth Mint	Tin
Xia yi jinshu gongye(gu)youxian gongsi	Tin
XiYue	Tin
Yi Chengda Tin Corp.Ltd	Tin
Yun Lan Xi Ye	Tin
yunnan xi ye gufen youxian gongsi	Tin
Zhongguo guang nan dai xi jituan	Tin
ZhongShi	Tin
Zong Yang Industrial Co., Ltd.	Tin
Jiangxi	Tin
Shenzhen City Jin Chun Tin Products Co., Ltd.	Tin
Yunnan Metallurgical Group Co.,Ltd	Tin
Allgemeine Gold-und Silberscheideanstalt A.G.	Tin
Ampere Polska Sp. z o.o. (trader)	Tin
Duoluoshan	Tin
Heraeus Group	Tin
SGS	Tin
Oxbow Metales Mexico S. de R.L de C.V	Tin
ABC corporation	Tin
Vietnam National Coal-Mineral Industries Holding Corp., Ltd.	Tin
Thai Nguyen Mining and Metallurgy Co., Ltd.	Tin	RMAP
PT Citralogam Alphasejahtera	Tin
RedRing Solder (M) Sdn. Bhd	tin
Yunnan Geiju Smelting Corp.	Tin
Daiki Aluminium Industry (Thailand) Co.,Ltd.	Tin
Padaeng Industry public company limited	Tin
WC Heraeus	Tin
Koki Products Co.,Ltd	Tin
Jalan Pantai	Tin
RICHEMAX INTERNATIONAL CO. LTD.	Tin
Xiamen Tungsten Co., Ltd.	Tungsten	RMAP
A.L.M.T. TUNGSTEN Corp.	Tungsten	RMAP
Kennametal Huntsville	Tungsten	RMAP
Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	RMAP
Chongyi Zhangyuan Tungsten Co., Ltd.	Tungsten	RMAP
Dayu Weiliang Tungsten Co., Ltd.	Tungsten
Fujian Jinxin Tungsten Co., Ltd.	Tungsten	RMAP

Global Tungsten & Powders Corp.	Tungsten	RMAP
Hunan Chenzhou Mining Co., Ltd.	Tungsten	RMAP
Hunan Chunchang Nonferrous Metals Co., Ltd.	Tungsten	RMAP
Japan New Metals Co., Ltd.	Tungsten	RMAP
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Tungsten
Ganzhou Huaxing Tungsten Products Co., Ltd.	Tungsten	RMAP
Kennametal Fallon	Tungsten	RMAP
Tejing (Vietnam) Tungsten Co., Ltd.	Tungsten	RMAP
Vietnam Youngsun Tungsten Industry Co., Ltd.	Tungsten
Wolfram Bergbau und Hutten AG	Tungsten	RMAP
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Tungsten	RMAP
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Tungsten	RMAP
Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	RMAP
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	RMAP
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tungsten	RMAP
Malipo Haiyu Tungsten Co., Ltd.	Tungsten	RMAP
Xiamen Tungsten (H.C.) Co., Ltd.	Tungsten	RMAP
Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	RMAP
Ganzhou Seadragon W & Mo Co., Ltd.	Tungsten	RMAP
Asia Tungsten Products Vietnam Ltd.	Tungsten
Chenzhou Diamond Tungsten Products Co., Ltd.	Tungsten	RMAP
Dayu Jincheng Tungsten Industry Co., Ltd.	Tungsten
Ganxian Shirui New Material Co., Ltd.	Tungsten
Pobedit, JSC	Tungsten
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Tungsten
Sanher Tungsten Vietnam Co., Ltd.	Tungsten
H.C. Starck Tungsten GmbH	Tungsten	RMAP
H.C. Starck Smelting GmbH & Co. KG	Tungsten	RMAP
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Tungsten	RMAP
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	RMAP
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	RMAP
Niagara Refining LLC	Tungsten	RMAP
Ganzhou Haichuang Tungsten Co., Ltd.	Tungsten	RMAP
Hydrometallurg, JSC	Tungsten	RMAP
Unecha Refractory metals plant	Tungsten	RMAP
South-East Nonferrous Metal Company Limited of Hengyang City	Tungsten	RMAP
Philippine Chuangxin Industrial Co., Inc.	Tungsten	RMAP
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Tungsten	RMAP

ACL Metais Eireli	Tungsten	RMAP
Woltech Korea Co., Ltd.	Tungsten	RMAP
Moliren Ltd.	Tungsten	RMAP
Jiangxi Dayu Longxintai Tungsten Co., Ltd.	Tungsten
Ganzhou Yatai Tungsten Co., Ltd.	Tungsten
Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	Tungsten
Hunan Litian Tungsten Industry Co., Ltd.	Tungsten	Active
ASSAB	Tungsten
Chunbao Carbide Science & Technology Co., Ltd.	Tungsten
DaeguTec Ltd.	Tungsten
DAIDO STEEL	Tungsten
Degutea	Tungsten
Ganzhou Grand Sea W & Mo Group Co., Ltd.	Tungsten
H.C. Starck Group	Tungsten
Heyuan Fuma Cemented Carbide Co., Ltd.	Tungsten
Zhuzhou Cemented Carbide Group Co., Ltd.	Tungsten
Jiangsu Hetian Sci-Tech Material Co., Ltd.	Tungsten
Jiangxi Richsea New Materials Co., Ltd.	Tungsten
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	Tungsten
Taicang City Nancang Metal Material Co.,Ltd	Tungsten
Toshiba Material Co., Ltd.	Tungsten
WOLFRAM Company CJSC	Tungsten
Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	Tungsten
Nanchang Cemented Carbide Limited Liability Company	Tungsten
Ninghua Xingluokeng Tungsten Mining Co., Ltd.	Tungsten
Hitachi	Tungsten
China Minmetals Non-ferrous Metals Holding Co., Ltd.	Tungsten
Voss Metals Company, Inc.	Tungsten
A&M Minerals Limited	Tungsten
Atlantic Metals	Tungsten
Aubert & Duval	Tungsten
Bejing Tian-long	Tungsten
Buffalo Tungsten	Tungsten
CB-CERATIZIT	Tungsten
Ceratizit S.A	Tungsten
Evraz Stratcor, Inc.	Tungsten
First Copper Technology Co., Ltd.	Tungsten
Graphite India Limited	Tungsten
IBG China	Tungsten

North American Tungsten	Tungsten
Sunaga Tungsten	Tungsten
TaeguTec	Tungsten
China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	Tungsten
Nippon Steel	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd.	Tungsten
Midwest Tungsten Wire Co.	Tungsten
PT Bangka Kudai Tin	Tungsten
Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	Tungsten
CWB Materials	Tungsten
Xiamen Golden Egret Special Alloy Co. Ltd.	Tungsten
Fort Wayne Wire Die, Inc.	Tungsten
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	Tungsten
Air Products	Tungsten
Alldyne Powder Technologies	Tungsten
Alta Group	Tungsten
Beijing Zenith Materials	Tungsten
Changchun up-optotech	Tungsten
IES Technical Sales	Tungsten
JX Nippon Mining & Metals Co., Ltd.	Tungsten
Kennametal Inc.	Tungsten
Metallo Chimique	Tungsten
Mitsubishi Materials Corporation	Tungsten
Sincemat Co, Ltd.	Tungsten
Solar Applied Materials Technology Corp.	Tungsten
Sumitomo Metal Mining Co., Ltd.	Tungsten
Sylham	Tungsten
Triumph Northwest	Tungsten
Goodfellow Holdings Limited	Tungsten
JIAN DE CITY HENGSHAN TUNGSTEN INDUSTRY	Tungsten
Jin Zhou	Tungsten
Nankang Nanshan Tin Manufactory Co., Ltd.	Tungsten
Ganzhou Beseem Ferrotungsten Co., Ltd.	Tungsten
Mehra Ferro-Alloys Pvt. Ltd.	Tungsten
Tungsten Diversified Industries LLC	Tungsten
Avon Specialty Metals Ltd	Tungsten
Foshan Nanhai Xihai Metal material Co., Ltd.	Tungsten
Alloys Imphy	Tungsten
AVX Corporation	Tungsten

Bruweiler Precise Sales Co.	Tungsten
Canon-Muskegon Corp	Tungsten
Micro 100	Tungsten
Praxair	Tungsten
ugitech	Tungsten
Wuxi Middle Treasure Materials	Tungsten
JFE Steel Corporation	Tungsten
Gallatin Steel	Tungsten
North Star BlueScope Steel, LLC	Tungsten
CeramTec	Tungsten
CTS Industries	Tungsten
Emei Hengdong	Tungsten
ILJIN DIAMOND CO., LTD.	Tungsten
Integrated Circuit	Tungsten
Minpro AB	Tungsten
Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	Tungsten
AK Steel Corp.	Tungsten
Essar Steel Algoma	Tungsten
Nucor Steel	Tungsten
Steel Dynamics	Tungsten
Asha Enterprise	Tungsten
Jinzhou Xingye Smelt Duty Corp., Ltd.	Tungsten
Soleras	Tungsten
Weartech	Tungsten
Plansee	Tungsten
Mineracao Taboca S.A.	Tungsten
Treibacher Industrie AG	Tungsten

Based on the information obtained in the Company’s due diligence process, the Company does not have sufficient information to determine the country of origin of all Conflict Minerals in the Covered Products.  However the following represent the countries of origin identified by the SORs set forth above.  The Company’s efforts to determine the mine(s) or location of origin with the greatest possible specificity are described in the RCOI and due diligence discussion above.

METALS	COUNTRY OF ORIGIN
Gold

ANDORRA, AUSTRALIA, AUSTRIA, BELGIUM, BOLIVIA (PLURINATIONAL STATE OF), BRAZIL, CANADA, CHILE, CHINA, FRANCE, GERMANY, INDIA, INDONESIA, ITALY, JAPAN, KAZAKHSTAN, REPUBLIC OF KOREA, KYRGYZSTAN, LITHUANIA, MALAYSIA, MEXICO, NETHERLANDS, NEW ZEALAND, PERU, PHILIPPINES, POLAND, RUSSIAN FEDERATION, SAUDI ARABIA, SINGAPORE, SOUTH AFRICA, SPAIN, SUDAN, SWEDEN, SWITZERLAND, TAIWAN, THAILAND, TURKEY, UGANDA, UNITED ARAB EMIRATES, UNITED KINGDOM, UNITED STATES OF AMERICA, UZBEKISTAN, ZAMBIA AND ZIMBABWE.

Tantalum

AUSTRALIA, AUSTRIA, BRAZIL, CHINA, ESTONIA, GERMANY, INDIA, INDONESIA, JAPAN, KAZAKHSTAN, THE FORMER YUGOSLAV REPUBLIC OF MACEDONIA, MEXICO, RUSSIAN FEDERATION, SOUTH AFRICA, SWEDEN, THAILAND, UNITED KINGDOM AND UNITED STATES OF AMERICA.

Tin

ARGENTINA, AUSTRALIA, BELGIUM, BOLIVIA (PLURINATIONAL STATE OF), BRAZIL, CANADA, CHINA, CZECH REPUBLIC, ETHIOPIA, FINLAND, GERMANY, INDONESIA, JAPAN, REPUBLIC OF KOREA, LUXEMBOURG, MALAYSIA, MEXICO, MYANMAR, PERU, PHILIPPINES, POLAND, RUSSIAN FEDERATION, RWANDA, SINGAPORE, SPAIN, TAIWAN, THAILAND, UNITED KINGDOM, UNITED STATES OF AMERICA AND VIETNAM.

Tungsten	AUSTRIA, BELGIUM, BRAZIL, CANADA, CHINA, GERMANY, INDIA, INDONESIA, JAPAN, REPUBLIC OF KOREA, PHILIPPINES, RUSSIAN FEDERATION, SINGAPORE, TAIWAN, UNITED KINGDOM, UNITED STATES OF AMERICA AND VIETNAM.

Given that not all of the SORs identified by the Company’s suppliers are certified by an independent third-party, that the SOR information obtained from suppliers did not correspond specifically to products/components supplied to the Company (and may therefore include SORs and/or countries of origin that are not applicable to the Conflict Minerals used in our products), that a few surveyed suppliers either did not respond to our requests for information or did not provide SOR information, and because necessary Conflict Minerals in a particular Covered Product may be sourced from multiple SORs, although the Company reasonably believes that certain of its necessary Conflict Minerals in the Covered Products may be from Covered Countries (as described above), it could not determine the country of origin for all Covered Products.  In addition, based on the foregoing, the Company was unable to determine whether the necessary Conflict Minerals in the Covered Products that may be from the Covered Countries were from recycled or scrap sources, or came from sources that directly or indirectly financed or benefitted armed groups in the Covered Countries, as such term is defined in Rule 13p-1.  However, of all responding suppliers in the Company’s due diligence process, none indicated (at any point during the RCOI or due diligence process) that it had sourced Conflict Minerals to the Company that directly or indirectly benefitted or financed armed groups (as that term is defined in Rule 13p-1) in the Covered Countries.

Celestica intends to undertake the following steps during the next compliance period to improve the due diligence conducted to further determine whether Conflict Minerals in its Covered Products are sourced from the Covered Countries, or are from recycled or scrap sources, and to mitigate the risk that its necessary Conflict Minerals sourced from Covered Countries finance or benefit armed groups, including:

•                  Engage suppliers that responded in 2018 to refresh and update sourcing information as appropriate;

•                  Review and update the list of products and associated suppliers designated as “in-scope”;

•                  Encourage suppliers to implement responsible sourcing; and

•                  Participate in industry initiatives encouraging “conflict-free” supply chains.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “intends,” “expects,” “plans,” “believes,” “estimates,” “anticipates,” and similar expressions are used to identify these forward-looking statements. Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including, but not limited to, regulatory changes and judicial developments relating to the Conflict Minerals rule; changes in or developments related to our products or supply chain; and/or industry developments relating to supply chain diligence, disclosure and other practices. Actual outcomes and results may differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-looking statement, except as required by law.